BLACKROCK FUNDSSM

BlackRock Multi-Manager Alternative Strategies Fund

(the “Fund”)

Supplement dated January 15, 2015 to the Statement of Additional Information of the Fund,
dated December 29, 2014

One of the Fund’s sub-advisers, Loeb King Capital Management (“Loeb King”), has notified BlackRock Advisors, LLC, the Fund’s investment adviser (“BlackRock”), that it has determined to no longer provide investment advisory services to clients. As a result, pursuant to the terms of the sub-advisory agreement between BlackRock and Loeb King, the sub-advisory agreement will be terminated effective January 30, 2015. Loeb King is currently the Fund’s sole sub-adviser that employs an event driven strategy as its principal strategy. The Fund’s assets managed by Loeb King will be re-allocated by BlackRock to the Fund’s five other unaffiliated sub-advisers and to mutual funds affiliated with BlackRock.

In connection with the termination of the sub-advisory agreement, effective January 30, 2015, the reference in the Fund’s Statement of Additional Information to Loeb King is hereby deleted in its entirety.

Shareholders should retain this Supplement for future reference.

SAI-MMAS-0115SUP